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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): June 21, 2005



                              Eastman Kodak Company
               (Exact name of registrant as specified in its charter)



New Jersey                            1-87                 16-0417150
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(State or Other Jurisdiction       (Commission           (IRS Employer
    of Incorporation)             File Number)      Identification No.)


                                343 State Street,
                            Rochester, New York 14650
            (Address of Principal Executive Office) (Zip Code)


      Registrant's telephone number, including area code (585) 724-4000
                                                          -------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Securities
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c)under the
      Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.05  Costs Associated with Exit or Disposal Activities

On June 21, 2005, Eastman Kodak Company committed to consolidation and capacity reduction actions impacting the manufacturing operations in Chalon-sur-Saone, France. The Chalon manufacturing actions are largely tied to the consolidation of motion picture film production at facilities in the U.S., where the Company's primary facilities for manufacturing that product line are located.

In conjunction with these actions, the Company will incur restructuring-related charges of approximately $72 million. Included in these charges are employee termination benefits of approximately $56 million, accelerated depreciation on plant equipment and inventory write-offs of approximately $4 million, and other exit costs of approximately $12 million. In addition, the Company will record approximately $1 million in operational charges related to executing this action. The severance, other exit costs, and the operational charges require the outlay of cash, while the accelerated depreciation and inventory write-offs represent non-cash charges. The estimated restructuring related charges exclude the potential impacts from any pension plan settlement or curtailment gains or losses that may be incurred as these amounts are not currently determinable. These actions are expected to be complete by June 2006.

This action is a part of the Company's restructuring program that was announced on January 22, 2004. The Company expects that it will continue to consolidate its worldwide operations in order to eliminate excess capacity.

A copy of the June 23, 2005 press release related to this action is attached as Exhibit (99.1).


ITEM 9.01  Financial Statements and Exhibits

 (c) Exhibit

 (99.1) Eastman Kodak Company press release dated June 23, 2005 regarding consolidation and capacity reduction actions in Chalon-sur-Saone, France.





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                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        EASTMAN KODAK COMPANY



                                        By: /s/ Richard G. Brown, Jr.
                                        -----------------------------
                                        Richard G. Brown, Jr.
                                        Controller

Date:  June 23, 2005

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                           EASTMAN KODAK COMPANY
                             INDEX TO EXHIBITS

Exhibit No.

(99.1) Eastman Kodak Company press release dated June 23, 2005 regarding consolidation and capacity reduction actions in Chalon-sur-Saone, France.